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Brochure and Business Reply Card mailing to shareholders of CGM Fixed Income
Fund, CGM Capital Development Fund, CGM American Tax Free Fund, and CGM Mutual Fund.
[Brochure is narrow (3-1/2" x 9") and folds at top. Outside has no printing. Fold is such that a small band of printed interior is visible at the bottom. What is at first is visible is the ground floor of an office building (in black and white). Printing in white are the words:]
GET IN ON THE GROUND FLOOR
As the reader opens the brochure, the eye is directed from the bottom up. The black and white photo of an office building fills nearly the entire space. Several purple blocks overprint the building with type dropping out of the purple in white. Type in the boxes reads (from the bottom up):]
CGM REALTY FUND
Just one year old and already a top-performing real estate fund.* Managed by Ken Heebner.
Offering the potential for High Current Income and Long-term Capital
Appreciation.
For more information and a prospectus, simply return the enclosed postcard.
[At the top of the building appears a black and white line drawing of a fencer in a striped box (logo) and printing in large white type:
CGM REALTY FUND
A Top-Performing Real Estate Fund
[Printing in small black type running up the left side of the building is the following text:]
*Lipper Analytical Services, Inc., an independent mutual fund rating agency, ranks CGM Realty Fund #2 out of 19 real estate funds in total return for the one- year period ended 9/30/95. The Fund's adviser is currently absorbing a portion of management fees. Otherwise the total return would be lower. This information represents past performance which is no guarantee of future results. The investment value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees and expenses, complete and return the enclosed postcard or call toll-free 1-800-598-0741. Read the prospectus carefully before you invest. Not available for sale in South Dakota.
[In larger black type also running sideways, but further up the building is the following text:]
CGM REALTY FUND
Post Office Box 449
Boston, MA 02117
[A business reply card accompanies the brochure and prints in black and white. The front is standard Business Reply copy and marks. The back shows a small photo of the building featured in the brochure and reads:]
[large black type:]
CGM REALTY FUND
1-800-598-0741
[In white printing over photo:]
YES...
[in black text reads:]
I'D LIKE TO GET IN ON THE GROUND FLOOR.
please send me a CGM Realty Fund application, prospectus, and additional information -- TODAY!
Name ___________________________________________________________________________
Address_________________________________________________________________________
       _________________________________________________________________________
CGM